EXHIBIT 10.1
OASIS ONLINE TECHNOLOGIES CORP

Oasis Online Technologies Corp, a Minnesota corporation (the "Company" or "Oasis"), is intending to sell to a limited number of qualified investors an amount of shares of the Company's common stock, par value $.01 per share ("Common Stock"), such that in the aggregate the Company will raise up to One Million Two Hundred Thousand Dollars ($1,200,000). The actual closing of the sale may occur in multiple tranches, each at the then public trading price for the Common Stock or at a price negotiated by the Company and the investors. It is expected that the initial closing will occur after receipt by Oasis of subscriptions for not less than $100,000 (the "Initial Closing"), and that subsequent closings will occur after receipt of subscriptions for not less than an additional $200,000. The specific timing and amount of the closings, as well as the total dollar amount of the subscriptions accepted, will be determined by the Company, in its sole discretion. Based on the anticipated offering prices of between ten cents per share for the first tranche and fifty cents for the last tranche, the Company could be selling up to approximately 4.5 million shares of Common Stock (the "Shares") in the total offering.

The minimum subscription for the Shares by any investor is $25,000. The Company reserves the right to accept or reject any subscription, in whole or in part, and any subscription that is not accepted will be returned without interest. Subscriptions received by the Company will be placed in the Company's operating account, as no escrow will be established. To the extent investors subscribe for an amount greater than the Company desires to receive, any excess amount shall be returned to the investors pro rata based upon the number shares owned by such investor in relation to the total number of shares owned by all investors whose subscriptions have been accepted by the Company (as determined prior to the purchase of any Shares). Please review the Company's Annual Report on Form 10-K for the fiscal year ended June 30, 2008 (the "Annual Report") filed with the Securities and Exchange Commission (the "SEC"), prior to your completion of the Subscription Agreement.

We intend to use the money from the financing described herein for general working capital purposes, including possibly funding research and development efforts and pursuing joint ventures or some form of collaboration with other entities who have interest in our products, technology, product marketing or for any other venture that the Company's managements deems appropriate and in the best interest of the shareholders.

The Company is authorized to issue 100,000,000 shares of Common Stock, of which 13,741,208 common shares are issued and outstanding. The Company's Board of Directors has authorized an increase in the issued and outstanding common shares of the Company's Common Stock to permit the contemplated financing to occur.

INSTRUCTIONS TO INVESTORS

Persons wishing to subscribe for Shares in the Company must perform the following:

1.	Complete and execute the Subscription Agreement, inserting the date.

2.	Please indicate the dollar amount of Shares (based on the price as noted above) you wish to purchase and include the purchase price in Section 1 of the Subscription Agreement (on page 3).

3.	Make a check payable to:
"Oasis Online Technologies Corp".

4.	Mail or send via overnight courier the check to:

Oasis Online Technologies Corp 4710 E Falcon Drive Suite 213 Mesa, AZ 85213 Attention: John Venette, CFO

Please note that the Initial Closing is expected to occur on or about Friday, November 4, 2008. If you desire to be included in the Initial Closing please submit a completed Subscription Agreement and check payable to Oasis Online Technologies Corp 4710 E Falcon Drive Suite 213 Mesa, Arizona 85213, Attention: John Venette, by no later than Monday November 3, 2008.

Note to Partnership, Corporate and Trust Subscribers :

Partnerships provide a copy of the partnership agreement, as amended to date, showing the date of formation and giving evidence of the authority of the person(s) signing the subscription documentation to do so.

Corporations provide a copy and the filing date of the articles of incorporation and bylaws, as amended to date, and a corporate resolution authorizing the purchase of the Shares and giving authority to the person(s) signing the subscription documents to do so.

Trusts provide a copy of the trust agreement as amended to date, showing the date of formation and giving evidence of the authority of the person(s) signing the subscription documentation to do so.

SUBSCRIPTION AGREEMENT

OASIS ONLINE TECHNOLOGIES CORP
Oasis Online Technologies Corp 4710 E Falcon Drive Suite 213 Mesa, AZ 85213 Attention: John Venette, CFO

Ladies and Gentlemen:

The undersigned (the "Investor") hereby irrevocably subscribes for __________ shares of Common Stock of Oasis Online Technologies Corp, a Minnesota corporation (the "Company"), based on the price negotiated by the parties or the then public trading price for the Common Stock on the date of the applicable closing (the "Subscription Shares") and subject to the following terms and conditions agreed upon by the Investor and the Company. The securities issued pursuant to this Subscription Agreement are referred to herein as "Subscription Securities".

       1.       Purchase Price. The Investor shall pay a total of $____________for the Subscription Securities by combination of a check payable to the order of Oasis Online Technologies Corp, delivered by the Investor to Oasis Online Technologies Corp 4710 E Falcon Drive, Suite 213, Mesa, AZ 85213. Attention: John Venette CFO, and an executed promissory note for the balance of the total not paid by check, with the execution and delivery of this Subscription Agreement. The amount of the purchase price represented by the promissory note shall be recorded as "Subscriptions Receivable" in a contra equity account of the Company. All Subscription Securities issued to Investor shall be held by the Company as collateral for payment of promissory note until the entire subscription receivable recorded pursuant to the promissory note has been received by the Company from the Investor

       2.       Acceptance of Subscription. It is understood and agreed that the Company shall have the right, at any time prior to receipt of notice of cancellation from the Investor to accept or reject this Subscription Agreement, in whole or in part, and that the same shall be deemed to be accepted by the Company only when executed by an authorized officer of the Company. Further, the Investor acknowledges and agrees that, to the extent investors oversubscribe for the Subscription Securities then any excess amount shall be returned to the investors pro rata based upon the number shares owned by such investor in relation to the total number of shares owned by all investors whose subscriptions have been accepted by the Company (as determined prior to the purchase of any Subscription Securities).

       3.       Investor Representations. The Investor hereby represents and warrants to the Company as follows:

a)	The Investor is relying solely on the information filed by the Company with the SEC or contained in this Subscription Agreement, which the Investor acknowledges it has received, read and understood the terms contained herein and is not relying upon any oral representations in making the decision to purchase the Subscription Securities.

b)	The Investor has carefully reviewed and understands the risks of, and other consideration relating to, the purchase of the Subscription Securities, including without limitation the risks set forth in the "Risk Factors" section of the Annual Report

c)	The Investor should be considered to be an accredited investor, is familiar with the risks inherent in speculative investments such as in the Company, has such knowledge and experience in financial business matters that it is capable of evaluating the merits and risks of the investment in the Subscription Securities.

d)	The Investor is purchasing the Subscription Securities without being furnished any offering literature or prospectus.

e)	The Investor has been afforded the opportunity to ask questions of, and receive answers from, the Company's management about the business and affairs of the Company and concerning the terms and conditions of the offering of the Subscription Securities, and to obtain any additional information, to the extent that the Company possessed such information or could acquire it without unreasonable effort or expense, necessary to verify the accuracy of the information otherwise obtained by or furnished to the Investor in connection with the offering of the Subscription Securities. The Investor agrees that the Company has furnished to the Investor all information which the Investor considered necessary to form a decision concerning the purchase of the Subscription Securities, and no valid request to the Company by the Investor for information of any kind about the Company has been refused or denied by the Company or remains unfulfilled as of the date hereof.

f)	The Investor acknowledges that the Company does not currently have enough authorized shares of Common Stock available to issue the Shares and that Stockholder Approval must be received by the Company prior to the issuance of the Subscription Shares to the Investor and further acknowledges that in the event the Company is unable to receive Stockholder Approval that the Investor's subscription under this Subscription Agreement shall be deemed a subscription for Debt Securities in an amount equal to the purchase price paid for such Subscription Shares.

g)	The Investor recognizes that the Subscription Securities have not been registered under the Securities Act of 1933, as amended ("Securities Act"), nor under the securities laws of any state and, therefore, cannot be resold unless resale of the Subscription Securities is registered under the Securities Act or unless an exemption from registration is available; no public agency has passed upon the accuracy or adequacy of the information contained in herein or the fairness of the terms of the offering; the Investor may not sell the Subscription Securities without registering them under the Securities Act and any applicable state securities laws unless exemptions from such registration requirements are available with respect to any such sale.

h)	The Subscription Securities being acquired by Investor are being acquired for the Investor's own account and for the purpose of investment and not with a view to, or in connection with, the resale, transfer or other distribution thereof in violation of the Securities Act, nor with any present intention of so reselling, transferring or distributing the Subscription Securities. Any sale, transfer or other disposition of the Subscription Securities will be made only if such securities are registered under the Securities Act, or the sale is made in compliance with an exemption under the Securities Act, or the rules thereunder, and any applicable state securities laws. No one other than the Investor has any beneficial interest in said securities.

i)	The Investor understands and acknowledges that the Investor has no right to require registration of resale of the securities purchased hereby under the Securities Act or under any state securities laws.

j)	The Investor is an Accredited Investor within the meaning of Regulation D promulgated under the Securities Act. An Accredited Investor shall mean any person who comes within any of the following categories, or who the Company reasonably believes comes within any of the following categories, at the time of the sale of the securities to that person:

(1)	Any bank as defined in section 3(a)(2) of the Securities Act or savings and loan association or other institution as defined in Section 3(a)(5)(A) of the Securities Act whether acting in an individual or fiduciary capacity; brokers and dealers registered under Section 15 of the Securities Exchange Act of 1934; an insurance company as defined in section 2(13) of the act; an investment company registered under the Investment Company Act of 1940 or a business development company as defined in section 2(a)(48) of that act; a Small Business Investment Company licensed by the U. S. Small Business Administration under section 301(c) or (d) of the Small Business Investment Act of 1958; an employee benefit plan within the meaning of Title I of the Employee Retirement Income Security Act of 1974, if the investment decision is made by a plan fiduciary, as defined in section 3(21) of such act, which is either a bank, insurance company, or registered investment adviser, or if the employee benefit plan has total assets in excess of $5,000,000;

(2)	Any private business development company as defined in section 202(a)(22) of the Investment Advisers Act of 1940;

(3)	Any organization described in Section 501(c)(3) of the Internal Revenue Code, corporation, Massachusetts or similar business trust, or partnership, not formed for the specific purpose of acquiring the securities offered, with total assets of more than $5,000,000;

(4)	Any director, executive officer, or general partner of the issuer of the securities being offered or sold, or any director, executive officer, or general partner of a general partner of that issuer;

(5)	Any natural person whose individual net worth, or joint net worth with that person's spouse, at the time of his purchase exceeds $1,000,000;

(6)	Any natural person who had an individual income in excess of $200,000 in each of the two most recent years or joint income with that person's spouse in excess of $300,000 in each of those years and has a reasonable expectation of reaching that same level in the current year;

(7)	Any trust, with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the securities offered, whose purchase is directed by a sophisticated person as described in Rule 506(b)(2)(ii) of Regulation D; and

(8)	Any entity in which all of the equity owners are Accredited Investors.

k)	The Investor recognizes that the total amount of funds tendered to purchase the Subscription Securities is placed at the risk of the business and may be completely lost. The Investor understands that there can be no assurance of profitable operations and that the purchase of Subscription Securities as an investment involves substantial risks.

l)	The Investor realizes that the Subscription Securities cannot readily be sold, that it may not be possible to sell or dispose of the Subscription Securities and therefore the Subscription Securities must not be purchased unless the Investor has liquid assets sufficient to assure that such purchase will cause no undue financial difficulties and the Investor can provide for current needs and possible personal contingencies.

m)	The Investor confirms and represents that the Investor is able (i) to bear the economic risk of Investor's investment, (ii) to hold the securities for an indefinite period of time, and (iii) to afford a complete loss of the Investor's investment. The Investor also represents that the Investor has (i) adequate means of providing for the Investor's current needs and possible personal contingencies, and (ii) no need for liquidity in this particular investment.

n)	The Investor understands that there are substantial restrictions on the transferability of the component parts of the Subscription Securities and that any certificate or other document evidencing the component parts of the Subscription Securities will have substantially the following restrictive legend thereon:

THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE BEEN ACQUIRED FOR INVESTMENT AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933. SUCH SHARES MAY NOT BE SOLD OR TRANSFERRED OR PLEDGED IN THE ABSENCE OF SUCH REGISTRATION UNLESS THE COMPANY RECEIVES AN OPINION OF COUNSEL REASONABLY ACCEPTABLE TO THE COMPANY STATING THAT SUCH SALE OR TRANSFER IS EXEMPT FROM THE REGISTRATION AND PROSPECTUS DELIVERY REQUIREMENTS OF SAID ACT.

o)	All information which the Investor has provided to the Company concerning the Investor's financial position and knowledge of financial and business matters is correct and complete as of the date set forth herein, and if there should be any material change in such information prior to acceptance of this Subscription Agreement by the Company, the Investor will immediately provide the Company with such information.

p)	In subscribing for the Subscription Securities, the Investor is relying solely upon independent investigation and has carefully considered the Company's business, prospects, operations and financial condition and has, to the extent the Investor believes such discussion necessary, discussed with the Investor's professional legal, tax and financial advisors and the Investor's other representative(s), if any, the suitability of an investment in the Company for the Investor's particular tax and financial situation and the Investor and the Investor's advisors or the Investor's other representative(s), if any, have determined that the investment is a suitable investment for the Investor.

q)	The Investor is familiar with the terms, risks and merits of an investment in the Company through the subscription for the purchase of the Subscription Securities. The Investor has been presented with and has acted upon the opportunity to ask questions and receive answers from the Company relating to the terms and conditions of the offering in order to obtain any additional information necessary to verify the accuracy of the information made available to Investor.

r)	The Investor has not become aware of the offering of the Subscription Securities by any form of general solicitation or advertising, including, but not limited to advertisements, articles, notices or other communications published in any newspaper, magazine or other similar media or broadcast over television or radio or any seminar or meeting where those individuals that have attended have been invited by any such or similar means of general solicitation or advertising.

s)	The Investor acknowledges that the Company is currently a development stage company and has a limited operating history and that the Company intends to use the money from the financing for general working capital purposes, including possibly funding research and development efforts and pursuing joint ventures or some form of collaboration with another entity or entities who interest in the Company's olfaction technology. The Investor recognizes that various other academic institutions and private companies have been and are engaged in this field, and some of the things being worked on may be complimentary and others may be directly competitive to the Company's intellectual property and possible activities.

t)	The Investor is a bona fide resident of the state set forth as his, her or its "residence address" in Subscription Agreement, and that (i) if a corporation, partnership, trust, or other form of business organization, it has its principal office within such state; (ii) if an individual, he or she has his or her principal residence in such state; and (iii) if a corporation, partnership, trust, or other form of business organization which was organized for the specific purpose of acquiring the Subscription Securities in the Company, all of its beneficial owners are residents of such state.

u)	The Investor agrees that:

(1)	the subscription hereunder is irrevocable, and that this Subscription Agreement and any agreements of the Investor hereunder shall survive the death or disability of the Investor and shall be binding upon and inure to the benefit of the parties and their heirs, executors, administrators, successors, legal representatives and assigns. If the Investor is more than one person, the obligations of the Investor hereunder shall be joint and several and the agreements, representations, warranties and acknowledgments herein contained shall be deemed to be made by and be binding upon each such person and his or her heirs, executors, administrators, successors, legal representatives and assigns.

(2)	the Investor will not transfer or assign this subscription or any interest therein;

(3)	this subscription may be accepted or rejected, in whole or in part, by the Company, without giving any reason therefore; and

(4)	in the event the offering of Subscriptions Securities is oversubscribed, the Company may, in its sole discretion, reject certain subscriptions or allocate Subscription Securities among subscribers, or a combination thereof based upon the number shares owned by such subscriber in relation to the total number of shares owned by all subscribers whose subscriptions have been accepted by the Company (as determined prior to the purchase of any Subscription Securities).

v)	The Investor acknowledges that this Subscription Agreement will not be valid, binding and enforceable until the subscription hereunder is accepted and approved by the Company. The Investor understands and agrees that the Company, in its sole discretion, reserves the right to accept or reject this or any other subscription for the Subscription Securities in whole or in part at any time prior to a Closing, notwithstanding prior receipt by the Investor of notice of acceptance. In the event that this subscription is rejected in whole or in part, the Company shall promptly cause the return of the applicable portion of the purchase price of the Subscription Securities to the Investor, and this Subscription Agreement shall thereafter have no force or effect to that extent.

       5.       Company Representations. The Company represents and warrants as follows:

a)	The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Minnesota and has the corporate power and authority to carry on its business as now conducted, and to own and operate the properties and assets now owned and operated by it.

b)	The issuance of the Subscription Shares has been duly authorized by all necessary corporate action of the Company and does not conflict with the terms of the bylaws, certificate of incorporation or material agreements of the Company.

c)	To the Company's knowledge, the Company's Annual Report on Form 10-K for the year ended June 30, 2008 as filed with the SEC, was, on the date it was filed, complete and accurate in all material respects, and did not contain any material misstatement or omit to state any facts that are material to the operations or financial results of the Company, as of the date made.

d)	The authorized capital stock of the Company as of October 8, 2008 consists of 100,000,000 shares of Common Stock, of which 13,701,208 shares are issued and outstanding. All of the issued and outstanding shares of capital stock of the Company are, and, the Subscription Shares will be, duly authorized, validly issued, fully paid and non-assessable.

       6.       Closing. Subject to the terms and conditions contained herein, it is expected that the initial closing of the transactions contemplated hereby will take place upon receipt from Investors, and acceptance by the Company, of subscriptions to purchase at least $100,000 of Shares (the "Initial Closing"); and that the Company may hold additional closings with respect to the sale of Shares at any time following the Initial Closing upon the receipt from the investors of subscriptions to purchase not less than $200,000 of additional Shares (each an "Additional Closing"). The specific timing of the Initial Closing and each Additional Closing, as well as the total dollar amount of the subscriptions accepted, will be determined by the Company, in its sole discretion. The date of the Initial Closing and each Additional Closing is referred to herein as a "Closing Date". The Company shall issue shares representing the Subscription Shares promptly following the Closing Date.

       7.      Indemnification. It is acknowledged that the meaning and legal consequences of the representations and warranties contained in this Subscription Agreement are understood and the Investor hereby agrees to indemnify and hold harmless the Company and each officer and director thereof, and the Company hereby agrees to indemnify and hold harmless the Investor, from and against any and all loss, damage and liability due to or arising out of a breach of any of the representations and warranties made in this Subscription Agreement by the Investor or the Company, as the case may be. The representations and warranties contained herein are intended to and shall survive delivery of this Subscription Agreement, and the completion of the transactions set forth herein.

       8.      Miscellaneous.

       (a) Amendment or Waiver; Assignment. This Subscription Agreement may not be modified or amended without the prior consent of the parties hereto. No failure or delay on the part of either party in exercising any right hereunder shall operate as a waiver; nor shall any single or partial exercise of any such right preclude any other or further exercise thereof or the exercise of any other rights. No waiver of any such right or amendment hereof shall be effective unless given in writing. No waiver of any such right shall be deemed a waiver of any other right hereunder. Neither this Subscription Agreement nor any right or benefits hereunder may be assigned by the Company, but Investor may assign this Subscription Agreement to any transferee of the Subscription Shares, subject to compliance by Investor with all state and federal securities laws and regulations.

       (b) Binding Effect. This Subscription Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

       (c) Severability. If any provision hereof shall be held to be void, illegal or unenforceable it shall be deemed severable from the remaining provisions hereof which shall remain in full force and effect.

       (d) Notices. Any notice to be given hereunder shall be given (except as otherwise expressly set forth herein) by registered prepaid airmail, air courier service or by fax or may be delivered by hand and shall be deemed to have been received, if given by registered prepaid airmail, seven days after posting; if given by telecopier, on receipt of the telecopier confirmation; and if delivered by hand or by air courier, at the time of such delivery, if to Investor at the address set forth on the signature page hereof, and if to the Company at Oasis Online Technologies Corp, 4710 E Falcon Drive Suite 213 Mesa, AZ 85213, Attention: Chief Financial Officer.

       (e) Governing Law; Jurisdiction.

              (i) THIS SUBSCRIPTION AGREEMENT AND THE OBLIGATIONS OF THE PARTIES HEREUNDER WILL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF ARIZONA, WITHOUT REGARD TO ANY CONFLICTS OF LAWS PROVISIONS THEREOF THAT WOULD OTHERWISE REQUIRE THE APPLICATION OF THE LAW OF ANY OTHER JURISDICTION.

              (ii) Each party hereto knowingly and voluntarily waives any and all rights it may have to a trial by jury with respect to any litigation based on, or arising out of, under, or in connection with, this Subscription Agreement. Each party is hereby authorized to submit, as conclusive evidence of such waiver of jury trial, this Subscription Agreement to a court that has jurisdiction over the subject matter of such litigation and the parties to this Subscription Agreement.

       (f) Entire Agreement. This Subscription Agreement contains the entire agreement between the parties relating to the subject matter herein and supersedes all previous oral statements and other writings with respect thereto.

       (g) Execution in Counterparts. This Subscription Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

TYPE OF OWNERSHIP (CHECK ONE)
___	INDIVIDUAL OWNERSHIP (onesignature required)	___	COMMUNITY PROPERTY (one signature if shares are held in one name, i.e., managing spouse; two signatures required if interest is held in both names)

___	CORPORATION (Please include certified corporate resolution authorizing signature.)	___	PARTNERSHIP (Please include a copy of the statement of partnership or partnership agreement authorizing signature.)

___	TRUST (Please include name of trust, name of trustee, date trust was formed and copy of the trust agreement or other authorization.)

________________ Please print the exact name (registration) Investor desires on records of the Company.

___________________________________________

___________________________________________
Street Address                          Suite or Apt.

___________________________________________
City,                             State                          Zip Code

(        )
___________________________________________
Telephone

___________________________________________
Social Security or Taxpayer I.D. Number

___________________________________________
State of Residence

EXECUTION

                      Please execute this Subscription Agreement by completing the appropriate section below.

1.	If the subscriber is an INDIVIDUAL, complete the following:

_______________________________________________
Signature of Investor
_______________________________________________
Name (please type or print)
_______________________________________________
Signature of Spouse or Co-Owner if funds are to be invested
as joint tenants by the entirety or community property.
_______________________________________________
Name (please type or print)

2.	If the subscriber is a CORPORATION, complete the following:

The undersigned hereby represents, warrants and covenants that the undersigned has been duly authorized by all requisite action on the part of the corporation listed below ("Corporation") to acquire the Subscription Shares (or the Debt Securities, as applicable) and, further, that the Corporation has all requisite authority to acquire such Subscription Shares (or the Debt Securities, as applicable).

The officer signing below represents and warrants that each of the above representations or agreements or understandings set forth herein applies to that Corporation and that he has authority under the articles of incorporation, bylaws, and resolutions of the board of directors of such Corporation to execute this Subscription Agreement. Such officer encloses a true copy of the articles of incorporation, the bylaws and, as necessary, the resolutions of the board of directors authorizing a purchase of the investment herein, in each case as amended to date.

_____________________________________ Name of Corporation (please type or print) By: _______________________________ Name: _______________________________ Title: _______________________________

3.	If the subscriber is a PARTNERSHIP, complete the following:

The undersigned hereby represents, warrants and covenants that the undersigned is a general partner of the partnership named below ("Partnership"), and has been duly authorized by the Partnership to acquire the Subscription Shares (or the Debt Securities, as applicable) and that he has all requisite authority to acquire such Subscription Shares (or the Debt Securities, as applicable) for the Partnership.

The undersigned represents and warrants that each of the above representations or agreements or understandings set forth herein applies to that Partnership and he is authorized by such Partnership to execute this Subscription Agreement. Such partner encloses a true copy of the partnership agreement of said Partnership, as amended to date, together with a current and complete list of all partners thereof.

_____________________________________ Name of Partnership (please type or print) By: _______________________________ Name: _______________________________ Title: _______________________________

4.	If the subscriber is a TRUST, complete the following:

The undersigned hereby represents, warrants and covenants that he is duly authorized by the terms of the trust instrument ("Trust Instrument") for the ("Trust") set forth below to acquire the Subscription Shares (or the Debt Securities, as applicable) and the undersigned, as trustee, has all requisite authority to acquire such Subscription Shares (or the Debt Securities, as applicable) for the Trust.

The undersigned, as trustee, executing this Subscription Agreement on behalf of the Trust, represents and warrants that each of the above representations or agreements or understandings set forth herein applies to that Trust and he is authorized by such Trust to execute this Subscription Agreement. Such trustee encloses a true copy of the Trust Instrument of said Trust as amended to date.

_____________________________________ Name of Trust (Please type or print) By: _______________________________ Name: _______________________________ Title: _______________________________

Accepted by the Company this ________ day of ____________ 2008.

OASIS ONLINE TECHNOLOGIES CORP

By:       /s/ Erik J. Cooper
Name: Erik J. Cooper
Title:   Chief Executive Officer and Chairman of the Board